Exhibit 99.2 Unlocking our potential 1

Safe Harbor Statement The Private Securities Litigation Reform Act of 1995, as amended, (the “Act”) provides protection from liability in private lawsuits for “forward-looking” statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. The Company wants to take advantage of the “safe harbor” provisions of the Act. Certain statements made during this presentation are forward-looking statements under the Act. Except for historical financial and business performance information, statements made during this presentation should be considered forward-looking as referred to in the Act. Much of the information that looks towards future performance of the Company is based on various factors and important assumptions about future events that may or may not actually come true, including the impacts on our business due to the unknown severity and duration of the COVID-19 pandemic including its impact on our supply chain, labor shortages and inflationary pressures and the risk that the Company will not be able to achieve the expected benefits of its strategic plans, including its strategic shift to maintain all of its businesses under common ownership. As a result, operations and financial results in the future could differ materially and substantially from those discussed in the forward-looking statements made during this presentation. Certain risks and uncertainties are detailed from time to time in the Company’s filings with the United States Securities and Exchange Commission (“SEC”). You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. The Company’s SEC filings are available at no charge at www.sec.gov and at the Company’s website at investor.theodpcorp.com. During portions of today’s presentation, the Company may refer to results which are non-GAAP financial measures, including EPS, EBITDA and free cash flow which have been adjusted. A reconciliation of GAAP to non-GAAP financial measures is available on the Company’s website at investor.theodpcorp.com. These measures exclude charges or credits not indicative of core operations and the tax effects of these items, which may include but not be limited to merger integration, restructuring, acquisition costs, and asset impairments. The Company’s outlook through 2025 included in this presentation includes non-GAAP measures, such as adjusted EBITDA and adjusted EPS. These measures exclude charges or credits not indicative of core operations, which may include but not be limited to merger integration expenses, restructuring charges, acquisition-related costs, executive transition costs, asset impairments and other significant items that currently cannot be predicted without unreasonable efforts. The exact amount of these charges or credits are not currently determinable but may be significant. Accordingly, the Company is unable to provide equivalent GAAP measures or reconciliations from GAAP to non-GAAP for these financial measures. 2

TODAY’S AGENDA Gerry Smith Overview of ODP Zoe Maloney Culture, Community, Sustainability David Centrella ODP Business Solutions Kevin Moffitt Office Depot Veyer John Gannfors Prentis Wilson Varis Anthony Scaglione Financial Review and Targets Gerry Smith Closing 3

Overview of ODP Gerry Smith Chief Executive Officer, The ODP Corporation D R A F T Office Depot® is a trademark of The Office Club, Inc. OfficeMax® is a trademark of OMX, Inc. ©2022 Office Depot, LLC. All rights reserved. This information is confidential; it is not to be relied on by any 3rd party without prior written consent. 4

The ODP Corporation is a leading provider of business products and services with differentiated assets and capabilities

~$8.5B+
2022F Sales

~$400M+
2022F Adj. EBITDA

~$200M+
2022F Adj. FCF

7.5M business customers

22M total customers

15,000+ store associates

Global sourcing from **14 countries**

Digital platforms
- ✓ 25%+ eComm fulfilled through BOPIS
- ✓ Emerging tech-enabled B2B platform
- ✓ 80% ODP Business Solutions orders through digital channel

Multiple routes to market
- ✓ 140k enterprise customers
- ✓ ~1,000 retail stores
- ✓ Award-winning eCommerce

Expanding portfolio of products and services

Strong balance sheet
(Cash and liquidity)

Unique supply chain assets
Expansive network with differentiated capabilities

98.5%
US with next-day delivery

THE ODP CORPORATION
odp BUSINESS SOLUTIONS | Office DEPOT OfficeMax | VEYER | VARIS
5

Executing through a challenging environment and well-positioned for the future Industry Challenges Competitive Advantages Inflationary Low-cost business environment model Flexible operating and Evolution of hybrid cost structure work environment Supply chain and High-quality supply procurement challenges chain services Multiple routes COVID to market disruptions Shifting demand Strong balance patterns sheet 6

Over the next 3 years, we expect to repurchase ~$1B of shares Announcing ODP’s new share repurchase plan 7

Our low-cost business model is central to our success More than $500M+ cost Optimized our asset base Lowered our cost base reductions 2017-2022 Drove efficiencies Built culture dedicated to throughout our business continuous improvement 8

Strong returns to shareholders We have delivered strong results Returned $750M+ to shareholders since 2017 Returned $400M+ to shareholders since 2021 Delivered strong Generated consistent Enhanced operating results free cash flow returns 9

Balanced returning capital with disciplined investments in our business Technical development Federation acquisitions Technology Supply chain technology and scaling to improve retail enhancements in software and enhanced salesforce of our Varis B2B associate productivity as well as just-in-time capabilities in our B2B delivery algorithms digital platform distribution business 10

Our actions have positioned ODP for success Lessons that underpin our strategy Recent actions drive value Business acceleration program Continuing to drive Turning Retail into low-cost business model a cash engine Optimizing store footprint Executing Federation strategy Corporate entity re-organization Realizing full value Leveraging deep B2B Strategic evaluation process of assets with relationships flexible structure 11

Our synergistic four business unit (4-BU) model Digital procurement B2B Distribution Omnichannel Retail 3rd Party Logistics technology platform Expand margins, Drive incremental Expand client base Generate stable grow in adjacencies, income by leveraging and accelerate growth cash flows cash flow current asset base Provide efficient Establish goals Allocate shared services and incentives capital efficiently 12

4-BU model unlocks full value Scale buying & supply chain Improved asset utilization Focused go-to-market strategies to drive growth Pooled, efficient shared services Efficient capital allocation Aligned BU incentives 13

Our Vision Empower every business, professional, and consumer with the products and services they need to achieve more every day Deliver stability, growth, and value creation to shareholders 14 14

Our foundation CULTURE Customer • Commitment • Change Caring • Creativity Associate resource groups 15

Strong cash flow generation + Operational execution + Growth opportunities = Enhanced shareholder value Disciplined capital allocation Growth Strong cash flow Operational opportunities generation execution Shareholder value Creates transparency and opportunity for multiple expansion 16

Algorithm for shareholder value 2022-2025 +15-25% Continue to CAGR Provide clear, defined 1 capital allocation plan 2017-2021 Embed low-cost business 2 model across BUs Generate strong adjusted 3 EBITDA and cash flow Accelerate conversion adjusted EPS growth 17 17

A compelling investment Disciplined capital allocation to balance return of capital to shareholders with investment Maximizing value of our assets across B2B relationships and supply chain Balancing near-term opportunities and long-term growth across portfolio of BUs Providing transparency across 4-BUs to ensure shareholder visibility into BU performance and peer multiples Stable cash flow from long-standing customer relationships and established routes to market 18 18

Today’s presenters Zoё Maloney David Centrella Gerry Smith Chief Executive Officer, EVP and Chief Human Resources EVP of The ODP Corporation and The ODP Corporation Officer, The ODP Corporation President of ODP Business Solutions Kevin Moffitt John Gannfors Prentis Wilson D. Anthony Scaglione EVP of The ODP Corporation and EVP of The ODP Corporation and President of Varis EVP and Chief Financial Officer, The ODP Corporation President of Office Depot President of Veyer 19

Culture, Community, and Sustainability Zoё Maloney EVP and Chief Human Resources Officer, The ODP Corporation D R A F T Office Depot® is a trademark of The Office Club, Inc. OfficeMax® is a trademark of OMX, Inc. ©2022 Office Depot, LLC. All rights reserved. This information is confidential; it is not to be relied on by any 3rd party without prior written consent. 20

Our 5C Culture Customer Commitment drives everything Build trust in our team, power Align on key priorities, we do the customer experience, ensure accountability, and and drive results make informed decisions Our 5C 5C CULTURE Culture Creativity Change Challenge the norm, exhibit Demonstrate agility, explore courage, and innovate new possibilities, and seek to learn and grow Caring Collaborate, build connections, and embody a sense of purpose 21

We continually invest in our most important asset—our people Provide real-time coaching Create strategic formal trainings Empower our employees Capitalize on unique opportunities Conduct targeted training on critical Reward and recognize for real-time and ongoing skills to thrive in the current achievement as they grow their development business environment careers with The ODP Corporation 22

We are committed to promoting Diversity, Equity, & Inclusion We’re always improving our DEI work, introducing major new programs over the past five years We have been recognized as DEI leaders Grew our Joined the selection of National Diversity diverse suppliers Council Expanded Associate Resource Groups 23

We work toward ambitious sustainability initiatives in both our workplace and marketplace Our workplace = Mandatory training on Our ESG story effectively sustainability best practices communicated to customers How2Recycle labels added to Data provided to customers on 100% of private label products cost, emissions, and plastic by 2025 savings 24

Empowering education Championing entrepreneurship Every day, we make a difference through our focus on community impact Strengthening communities 25

David Centrella EVP of The ODP Corp and President of ODP Business Solutions • 2 6 26 26

ODP Business Solutions is a leading provider of workplace products and technology solutions serve serve serve ~$4B 140k+ 24 >98% >60% 1,200+ revenue B2B of the 25 largest revenue of Fortune 100 professional customers school districts retention as customers sales associates in the US 27

We empower our clients Dedicated sales team with national footprint, to grow their businesses local focus Customized digital Low-cost, high-quality customer experience products including private brand Differentiated value Tailored spend reporting We offer a depth and Specialized delivery and controls breadth of capabilities options including and solutions desktop delivery and customized to our store pick-up clients’ needs Curated assortment and personalized pricing Capabilities to support clients’ in-person and hybrid work models EDI and procurement integration including Varis 28

Maintain strength in traditional office supplies Three business Category strategic Drive greater adoption across current Growth 1 accounts to win adjacencies – e.g., Janitorial & priorities Sanitation (Jan/San) Grow in public sector where we have a proven right- to-win and strategic partnerships Continue Federation Acquisition Strategy with M&A Customer in new markets and expanded assortments Growth 2 Leverage ESG requirement trends to drive competitive advantage and deeper relationships with focus on Enterprise clients Expand our margin in end markets Margin Commit to low-cost business model Growth 3 Increase penetration of private label products 29

CATEGORY GROWTH We maintain a strong position in our core categories 1 (paper, ink, toner, supplies, etc.) ~$10B ~30% TAM Share 30 30

CATEGORY GROWTH Strength in core while driving growth in adjacencies… 1 ODP MARKET CATEGORY OUR MARKET SHARE TOP BRANDS OPPORTUNITY Jan/San Furniture Large and growing <10% Breakroom Technology Large and stable <2% Print, Promo & Apparel 41%* of revenue comes from adjacencies beyond traditional office supplies 31 31 *FY2021

CATEGORY GROWTH 1 End markets are robust, and we will further benefit from return to office We offer flexibility tailwinds to meet customers Demand projected to wherever they work increase as customers return to offices & schools Our agile processes allow us to help our clients maintain operational continuity regardless of work setting for their employees 32

CUSTOMER GROWTH

2

Targeted customer acquisition with a focus on public sector business

~$1B

In revenue

10K+

Active K-12 customers

~40%

Purchases are beyond office supplies

PUBLIC SECTOR

~$6B addressable market across government and education

Today, we have ~15% market share

We have strategic partnerships driving strong competitive position odp BUSINESS SOLUTIONS 33

CUSTOMER GROWTH

2

Continue our disciplined Federation strategy to enter underpenetrated markets & categories

Our Federation strategy has been highly accretive


NORTH REGION
Trio Supply Company
Business Essentials
Office.Supply.com
WEST COAST REGION
Complete Office
Premium Incorporated
SOUTHEAST REGION
Regency Business Solutions
COS Business Products
Perimeter Office Products
America's Office Source
Sandia Office Supply
Admiral Express
SOUTHWEST REGION
OE Office Essentials
Garvey's Office Products
CENTRAL REGION

Rationale

1. Allows us to **enter new markets more efficiently**
2. Further **leverages our supply chain** and procurement assets
3. Provides **attractive revenue and growth opportunity**

34

CUSTOMER GROWTH Leverage ESG requirements 2 as differentiator across sectors Live ESG as part of our own 5C culture Leverage ESG requirement to drive competitive advantage and deeper relationships Opportunity to differentiate with product assortment, supplier agreements, and delivery consolidation 35 35

MARGIN GROWTH Grow EBITDA margins to >5% by 3 2025, exceeding pre-COVID levels OUR APPROACH • Maintain strength in traditional office supplies, while expanding to high Continuous improvement >5% growth adjacencies and 5% back-to-office • Employ disciplined pricing and sales strategies tailwinds • Expand margin to be commensurate with end markets • Increase penetration of private label products • Continue expansion of our Federation strategy • Drive low-cost operating model 2019 2020 2021 2022 2023 2024 2025 Source: ODP Corp Historical Information and Financial Projections 36 36

$4.4-4.6B Revenue ODP Business Solutions 2025 >5% EBITDA margins 37 37

Kevin Moffitt EVP of The ODP Corporation and President of Office Depot • 3 8 38 38

• 3 9 39 39

We see many opportunities to improve our business by combining our core assets


Office DEPOT
OfficeMax
Office DEPOT
OMNI RETAIL
20 MINUTE PICKUP PROMISE

Nationally Known Retail Brands

Office Depot & OfficeMax brands that appeal to and drive loyalty with our target customer segments

Strong Customer Base

22M+ small business and consumer customers, including 15M loyalty members, generating over 300M Omnichannel interactions per year

Innovative Omnichannel Capabilities

High volume eCommerce website and mobile apps, robust digital marketing programs, industry-leading 20 Minute Pickup Promise, Same Day Delivery, and Ship from Store

Large-Scale Store Footprint

~1,000 retail stores in convenient locations across 43 states, PR & US Virgin Islands

Client-Focused Team

15k+ associates, generating 70+ store NPS, providing 24/7 phone, chat and social support. Committed to our 5C Culture and achieving outstanding results

Broad Services Portfolio

Business Service Centers in all stores for copy, print, shipping & shredding, regional print facilities, technology services, and innovative co-working in seven states

40

Engage with our high value Innovate our assortment customer segments of products and services Our five Increase brand awareness, traffic, customer Expand our solutions portfolio based on the acquisition, and life-time value through specific needs of our three priority segments. key expanded marketing and loyalty programs Expand Private Brands, including both lower tailored to our three priority customer cost alternatives to national brands and strategies segments: Small Business, Home Office, and exclusive, higher-quality products. Integrate Education. products and services from local small for success businesses to support entrepreneurship and innovation. 1 2 Deliver strong cash flow Live our culture and positively Lead in Omnichannel and EBITDA impact the communities we serve Improve and seamlessly integrate the physical Maximize cash generation by both reducing Enable our 5C Culture across the entire and digital customer experiences, promoting costs and ultimately growing sales. Leverage organization. Work as a unified team to convenience, partnership, and discovery. cash to both invest in the business and increase diversity in all functional areas Update KPIs and team member incentives to maximize shareholder value. and at all levels. Advocate for education, encourage Omnichannel behaviors. Expand the entrepreneurship, and personal success capabilities of our eCommerce, mobile, and in every community we serve. in-store technologies. Leverage stores as primary fulfillment points. 3 4 5 41 41

Outstanding customer service is 1 leading to improvements in Net Promoter Score Commitment to our customers has led to major wins 72.5 Grew customer satisfaction level despite COVID 69.1 challenges 65.6 Focus on associate training resulted in highest NPS scores in ODP history Effectively responded to changing customer needs 59.1 through BOPIS acceleration Jan 2022 Current July 2020 Jan 2019 42 42

We are focused on delivering value to our core customers 1 Home Office Education Small Business Entrepreneurs and office managers, Remote/hybrid/on-the-go Teachers, parents, and students, shopping primarily for work professionals, shopping primarily shopping primarily for school for home Active Active customers customers 7.5M 15M 43 43 in 2021 in 2021

We are innovating across our assortment 2 to better serve our core customers SMB services including Home office accessories Arts & crafts mail & ship 44

3

Our capabilities provide convenient options for our customers

BOPIS (Buy online, pickup in store) is growing and highly profitable

Sustained jump in BOPIS demand vs. prior to pandemic

BOPIS **lowers distribution costs** and drives incremental trips

20-minute guarantee— Lead the industry in **order turnaround time**

20 *MINUTE PICKUP PROMISE*


BOPIS SALES ($M)
~$150M*
~$300M
BOPIS projected sales rest of year
BOPIS sales through September
2019
2022

* Same store BOPIS sales – excludes stores closed between 2019 – 2022 and contribution form ODP Business Solutions order pick-up

45

4 Our strategy is focused on cash generation and Prioritize low-cost Optimize our retail Drive greater profitability business model store footprint profitability through growth and expense promoting BOPIS and management private brand sales 46 46

Our culture is centered on achieving great results and 5 making positive contributions in our communities 47

$3.8- Revenue 4.0B Office Depot 2025 EBITDA ~7% margin 48 48

• 4 9 49 49

John Gannfors EVP of The ODP Corporation and President of Veyer 50

World class assets and capabilities built over 35 years Lepsze zdjęcie Distribution network Logistics & Global sourcing Advanced coverage transportation capacity capability technology 80M+ cartons delivered annually 600 vehicles in Veyer delivery fleet International sourcing offices Leading tech solutions 9M+ sq. ft. of infrastructure Enhanced last mile delivery Buying power of $7B+ across Proprietary analytics and services categories modeling technology driving 100 facilities – DCs, cross docks, efficiencies and creating and direct import centers Robust International and National competitive advantage carrier partnerships 4,000+ team members 51

Advanced network Next-day specializing in B2B and B2C delivery to 98.5% service delivery, at scale of US population Strong value proposition Servicing many of the world’s Delivery to more to drive largest companies, with best- than 60% of in-class service levels growth in Fortune 100 3PL market From procurement to End-to-end fulfillment, Veyer can solve supply chain customers’ largest logistics services offering challenges Three decades operating at scale make us uniquely able to deliver across a $600B+ market, unlocking value of experience and assets 52

Efficient and effective supply chain network Veyer facilities Form an extensive network Across all major population demand centers Serving hundreds of stores And reaching 98.5% of US population next-day 53 53

Why Veyer? Why now? Participate in large Fully leverage Capitalize on Build on existing and growing our asset base strong demand momentum with market and unlock value for our unique third-party capabilities customers and services 54

2022-2025 Focus 2 Drive growth with new clients and services through continued 1 modernization Provide high quality service at competitive prices to internal customers through low- cost business model 55

1 Value proposition Low-cost model High-quality service to internal customers 56

2 Value proposition National scale Differentiated to external capabilities customers 57

Modernizing capabilities and maximizing utilization Continue modernization to …while maintaining existing drive new revenue supply chain assets to opportunities … maximize utilization 58

Unlocking the value of Veyer 1 2 Add new customers Leverage and monetize scale assets Low-Cost Model 4 3 Enhance value prop Modernize and continuously improve capabilities 59

Veyer $30M+ 2025 External customer In the near-term, driving capacity EBITDA utilization in linehaul, backhaul, and freight consolidation $90M+ Total enterprise Arms-length, market-based commercial EBITDA Over time, growing new logos in 3PL and agreements with ODP Business distribution business Solutions and Office Depot 60

Prentis Wilson President of Varis 61 61

Transforming the complete procurement ecosystem for buying Transform B2B commerce through digital platform organizations and the suppliers who serve them. Solve pain points for buyers and suppliers Deliver value for buyers and suppliers 62

Experienced business and product team Manuela Ajayi Prentis Wilson Daniel Smith chief product officer president chief customer officer Terry Leeper Anne Rung Stephanie Weeks chief technology officer public sector design Executive Office of POTUS 63

Uniquely solves challenges for buyers and suppliers Supplier challenges Buyer needs High customer acquisition costs Plan for continuity of critical supplies Unpredictable customer spending $8T Improve contract compliance Channels don’t drive and spend visibility indirect spend revenue or retention Identify and realize cost savings across categories 64 64

How Varis creates a trusted multi-sided platform Marketplace Network One-stop consumer- Vetted and trusted like shop with many business-grade buyers and suppliers suppliers Workflow SaaS tools for buyers and suppliers 65

Varis has an industry leading e-procurement solution with a strong base of customers

100%

Customer retention since BuyerQuest acquisition

64%+

Annual growth in spend under management since March 2020

>21k

Unique locations using Varis



E-Procurement industry map
Solutions leader
Value leader
Emergent contender
Customer leader
Analyst score
Customer score

The center of the axes represents the average SolutionMap scores (not 0,0) which vary with each release. Source: SpendMatters

VARIS 66

Varis is expanding to the underserved small, medium, and mid-market customer segment Mid-market Full potential Varis Clear value: target market (GMV model) ✅ Consumer-like user experience ✅ Enterprise-grade controls ✅ Enterprise-volume pricing ✅ Vetted B2B grade suppliers Varis’ enterprise Small and customer base medium today (subscription model) 67

Varis is accelerating growth through a mix of subscription and GMV revenue-share models Transaction Transaction volume volume Pricing model benefits buyers and suppliers: ✅ Flexible cost structure ✅ Aligns with value creation Varis revenue Varis revenue GMV revenue-share influenced by several factors including: • Customer • Categories • Complexity • … and others Example customer in Example customer subscription model in GMV revenue-share model 68

Roadmap to deliver shareholder value quickly while building long-term scale

2021

Becoming Varis
Prentis Wilson joined, and the Varis leadership team was formed. Varis acquires BuyerQuest software and team.

2022

Launched Varis platform
Signed key buyers and suppliers. Began ramping customer onboarding

2023

Massive scalability that decreases costs
Focus on rapid deployment of marketplaces and suppliers

2024

Expand value
Expansion of payments capabilities, improved catalog management, expanded contract management and more.

Beyond

Expand offerings and capabilities
New opportunities for buyers, suppliers and more in areas like inventory, logistics, payments, and advertising.

VARIS 69

Varis is a logical expansion for The ODP Corporation Procurement technology is a logical extension of the business solutions The ODP Corporation has created for our customers and shareholders. ODP Business Solutions’ strong B2B relationships accelerate growth for Varis, and Varis drives increased value and growth for ODP Business Solutions. Future-proofing revenue streams: as a digital-first platform, Varis expands avenues for growth and value creation. 70

Aspiration: path for long-term value creation Continues to drive high growth Drives hypergrowth 2025 $120M+ in 2022-25 in revenue >130% revenue CAGR Turns cashflow positive in 2025 2022 Year 71 Revenue

We are exploring alternative funding structures Core platform investments are complete Partnering with Perella Weinberg to raise external capital for the next phase of Varis Growth is accelerating with reference customers and a compelling value proposition 72

Financial Review and Targets D. Anthony Scaglione EVP and Chief Financial Officer, The ODP Corporation D R A F T Office Depot® is a trademark of The Office Club, Inc. OfficeMax® is a trademark of OMX, Inc. ©2022 Office Depot, LLC. All rights reserved. This information is confidential; it is not to be relied on by any 3rd party without prior written consent. 73

Illustrative re-mapped 4-BU structure Division-specific and recast financials are illustrative, unaudited and rounded Business Solutions 2021 FY ODP Retail Corporate/Other Division Revenue $4.6B $3.8B $30M $8.5B Adj. EBITDA $140M $350M ($25M) $465M Margin 3.0% 9.2% - 5.5% Corporate and 2021 FY ODP inter-company Illustrative eliminations Recast Revenue $3.6B $4.8B $5.6B $5M ($5.6B) $8.5B Adj. EBITDA $75M $375M $70M ($25M) ($30M) $465M Margin 2.1% 7.8% 1.3% N/A - 5.5% 74

Our algorithm for shareholder value Low-cost Embed low-cost business model across 1 model our BUs EBITDA and cash Strong EBITDA and cash flow conversion 2 flow conversion Efficient capital Provide clear, defined capital allocation 3 allocation plan 75

Each of our 4 business units has a dedicated role in the portfolio Low-cost business EBITDA and EPS Responsible capital model growth allocation Digital procurement B2B Distribution Omnichannel Retail 3rd Party Logistics technology platform Expand margins, Drive incremental Expand client base Generate stable grow in adjacencies, income by leveraging and accelerate growth cash flows cash flow current asset base 76

Evolution 2022 2023 Beyond of our 4-BU Today Future state model over 2-BU reporting 4-BU reporting structure structure time Begin transition Long-term to match incentives to incentives tied new 4-BU structure to prior model Explore BU-level One capital capital structures structure 77

Disciplined capital allocation plan ~$1.4B 2023-2025 3-year liquidity (~$1B in cash from operations & ~$0.4B from leverage) Strong FCF generation and balance street 78 78

We will invest in highest ROI opportunities CAPEX / Investment plan highlights • Continuing our • Maintaining with • Scaling through • Lowering operating disciplined Federation CAPEX to preserve costs to serve Business targeted automation strategy to enter stable FCF generation to lower operating Solutions and Office underpenetrated Depot costs • Investing in select markets & categories technological • Adding capabilities to • Adding monetizable • Expanding assortment tools to optimize functionality that enable external in adjacent categories margins and connect customer growth in addresses B2B industry to customers pain points high value supply chain services 79

Consolidated results 2019-2021 2022 2022-2025 2025 Revenue (6%) CAGR ~$8.45-8.60B ~1% CAGR $8.5-8.7B Adj. EBITDA % (20) BPS ~5% +100 BPS >6% Adj. EPS 2% CAGR ~$4.10-4.50 ~15-25% CAGR ~$7.00-8.00 Note: Revenue and EBITDA are post intercompany eliminations; data excludes CompuCom figures 80

ODP has tools at its disposal to navigate through economic cycles 1 2 3 Accelerate ongoing low- Strong balance sheet Flexible capital cost business model to support additional allocation initiatives liquidity 81 81

Investors can track our progress with metrics for each business unit Total adjacency Same store External customer Gross % of revenue sales comp EBITDA contribution merchandising volume (GMV on revenue share) Online penetration We will continue to review and evolve relevant metrics to track performance 82

Summary Shareholder value ODP delivers shareholder value via FCF FCF generation generation with Disciplined capital disciplined allocation strategy capital allocation Revenue stability Low-cost business model Growth through new product and service categories 83

Closing remarks Gerry Smith Chief Executive Officer, The ODP Corporation D R A F T Office Depot® is a trademark of The Office Club, Inc. OfficeMax® is a trademark of OMX, Inc. ©2022 Office Depot, LLC. All rights reserved. This information is confidential; it is not to be relied on by any 3rd party without prior written consent. 84

INDUSTRY BUSINESS UNIT PORTFOLIO ROLE CLASSIFICATION Generate stable Omnichannel Retail cash flows Expand margins, grow in B2B Distribution Unlocking adjacencies, cash flow value from Drive incremental rd 3 Party Logistics our 4-BU income by leveraging current asset base model Digital Procurement Expand client base and Technology Platform accelerate growth 85 85

A compelling investment Over the next 3 years, we expect to repurchase Disciplined capital allocation to balance ~$1B of shares return of capital to shareholders with investment Maximizing value of our assets across B2B relationships and supply chain +15-25% CAGR Balancing near-term opportunities and long-term growth across portfolio of BUs Providing transparency across 4-BUs to ensure shareholder visibility into BU performance and peer multiples 2022-2025 2017-2021 Stable cash flow from long-standing customer relationships and established routes to market Accelerate EPS Growth 86 86

Unlocking our potential 87 87

Supplementary information 88 88

Appendix 89

Veyer EBITDA ambition

INTERNAL

$60M
2025 EBITDA

$90M
2025 EBITDA

EXTERNAL

$30M
2025 EBITDA



Provide **high quality service** at **competitive prices** to internal customers, Office Depot / Office Max and ODP Business Solutions



Drive growth with **external customers** through **differentiated capabilities** and **national scale**

VEYER

90

Volume I N T E R N A L Veyer provides end-to-end supply chain services from sourcing to fulfillment and distribution for Office Depot / OfficeMax and ODP Business Solutions Veyer charges for Revenue end-to-end Two rate cards: sourcing & supply chain supply chain Commercial Agreements (CAs) with internal customers set market-based rate cards for services via Veyer services two market-based Margin commensurate with rate cards value added Profit Veyer profits in line with value created by assets and capabilities Low-cost provider at best Strategic service levels Incentive structure keeps Veyer focused on focus low cost at best service levels 91

	Transportation services		Sourcing and supply chain services
	Linehaul and backhaul	Freight consolidation	
Service description	• Monetizing capacity on current routes	• Inbound freight services for existing vendors, offsetting portion of product cost	• End-to-end supply chain services from sourcing to distribution and fulfillment
Representative Customers	• Global CPG brand • Global grocery chain	• Cleaning supplies brand • Pen manufacturer	flow alkaline spring water; Infinity Brands building & managing franchises
Unit economics	• High EBITDA passthrough due to low incremental costs	• Mid-to-high EBITDA generation through cost reduction for services provided *(explained on next page)*	• In line with other 3PLs – Moderate-to-low EBITDA conversion from complex services
Growth path	• Source incremental demand through brokers to increase use of existing assets	• Expand coverage of existing vendors to increase use of existing assets	• Continue modernization roadmap to unlock growth
Timing	• Near-term growth with existing capabilities	• Near-term growth with existing capabilities	• Ramping in 2024-2025 through modernization efforts

VEYER

EXTERNAL

Veyer offers
3 key services

92

EXTERNAL

Freight consolidation economics



Illustrative
~$65-85M
Comparable 3PL
~$10-15M
Veyer freight consolidation
EBITDA
Revenue

Freight consolidation for existing vendors **generates EBITDA**; targeting $10-15M EBITDA in 2025

Veyer **does not recognize freight consolidation as revenue,** but rather through contra expense against product costs. EBITDA contributed would require ~$65-85M of revenue for a typical 3PL

93

2025 Path to ~$30M external EBITDA Key investments in 2022-25 • ERP enhancements • Inventory separation and visibility rd • Processes needed to support 3 -party at scale • Self-funded investments in salesforce 94

Appendix 95 95

Varis connects buyers and suppliers Spend control Acquisition channel Cost savings Customer relationships Predictable supply Predictable demand Consumer-like buying Integrated catalogs Accounts payable automation Payments processing Reporting Procurement tools 96 Suppliers Buyers

Key takeaways about Varis We’re creating a transformative, We have a clear roadmap focused on customer-centric B2B digital efficient scaling to decrease costs procurement platform and rapid growth We are growing and scaling in a massive, We are expanding models to a GMV- underserved market based revenue-share that will increase monetization, leading to our We have momentum - technology and goal of $120M+ revenue in 2025 customer partnerships well underway; strong internal and external validation We are pursuing outside investment to help fund the business and We have an experienced leadership accelerate growth team who have successfully disrupted B2B e-commerce before 97